Exhibit 99.2

Devon Energy Third-Quarter 2024

Supplemental Tables

TABLE OF CONTENTS:	PAGE:
Consolidated Statements of Earnings	2
Supplemental Information for Consolidated Statements of Earnings	3
Consolidated Balance Sheets	4
Consolidated Statements of Cash Flows	5
Production	6
Capital Expenditures and Supplemental Information for Capital Expenditures	7
Realized Pricing	8
Asset Margins	9
Core Earnings and EBITDAX	10
Net Debt, Net Debt-to-EBITDAX, Free Cash Flow, Adjusted Free Cash Flow and Reinvestment Rate	11

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil, gas and NGL sales	$2,665	$2,796	$2,629	$2,737	$2,882
Oil, gas and NGL derivatives (1)	227	23	(145)	324	(194)
Marketing and midstream revenues	1,132	1,098	1,112	1,084	1,148

Total revenues	4,024	3,917	3,596	4,145	3,836

Production expenses (2)	763	788	751	759	757
Exploration expenses	4	3	9	4	3
Marketing and midstream expenses	1,149	1,108	1,133	1,093	1,160
Depreciation, depletion and amortization	794	768	722	650	651
Asset dispositions	—	15	1	11	—
General and administrative expenses	117	114	114	111	99
Financing costs, net (3)	88	76	76	77	81
Restructuring and transaction costs	8	—	—	—	—
Other, net	37	5	22	10	13

Total expenses	2,960	2,877	2,828	2,715	2,764

Earnings before income taxes	1,064	1,040	768	1,430	1,072
Income tax expense (4)	239	185	159	269	152

Net earnings	825	855	609	1,161	920
Net earnings attributable to noncontrolling interests	13	11	13	9	10

Net earnings attributable to Devon	$812	$844	$596	$1,152	$910

Net earnings per share:
Basic net earnings per share	$1.31	$1.35	$0.95	$1.81	$1.43
Diluted net earnings per share	$1.30	$1.34	$0.94	$1.81	$1.42
Weighted average common shares outstanding:
Basic	622	626	629	635	637
Diluted	623	628	632	638	639

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Derivative cash settlements	$61	$54	$24	$8	$(11)
Derivative valuation changes	166	(31)	(169)	316	(183)

Oil, gas and NGL derivatives	$227	$23	$(145)	$324	$(194)

(2) PRODUCTION EXPENSES

(in millions)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Lease operating expense	$366	$383	$380	$381	$367
Gathering, processing & transportation	200	197	180	181	178
Production taxes	179	188	175	182	191
Property taxes	18	20	16	15	21

Production expenses	$763	$788	$751	$759	$757

(3) FINANCING COSTS, NET

(in millions)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Interest based on outstanding debt	$98	$88	$87	$87	$93
Interest income	(19)	(14)	(13)	(12)	(11)
Other	9	2	2	2	(1)

Financing costs, net	$88	$76	$76	$77	$81

(4) INCOME TAX EXPENSE

(in millions)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Current expense	$75	$146	$119	$105	$139
Deferred expense	164	39	40	164	13

Income tax expense	$239	$185	$159	$269	$152

CONSOLIDATED BALANCE SHEETS

(in millions)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Current assets:
Cash, cash equivalents and restricted cash	$676	$1,169	$1,149	$875	$761
Accounts receivable	1,779	1,589	1,670	1,573	1,853
Inventory	293	258	234	249	233
Other current assets	484	343	345	460	365

Total current assets	3,232	3,359	3,398	3,157	3,212
Oil and gas property and equipment, based on successful efforts accounting, net	23,155	18,216	18,033	17,825	17,563
Other property and equipment, net	1,795	1,569	1,551	1,503	1,468

Total property and equipment, net	24,950	19,785	19,584	19,328	19,031
Goodwill	753	753	753	753	753
Right-of-use assets	317	297	276	267	261
Investments	718	704	713	666	671
Other long-term assets	293	264	254	319	313

Total assets	$30,263	$25,162	$24,978	$24,490	$24,241

Current liabilities:
Accounts payable	$995	$754	$879	$760	$812
Revenues and royalties payable	1,423	1,363	1,268	1,222	1,434
Short-term debt	—	475	479	483	487
Other current liabilities	488	424	640	484	597

Total current liabilities	2,906	3,016	3,266	2,949	3,330
Long-term debt	8,884	5,665	5,668	5,672	5,675
Lease liabilities	328	315	301	295	290
Asset retirement obligations	765	691	683	643	641
Other long-term liabilities	820	829	841	876	850
Deferred income taxes	2,082	1,917	1,878	1,838	1,676
Stockholders’ equity:
Common stock	66	63	63	64	64
Additional paid-in capital	6,662	5,478	5,718	5,939	6,153
Retained earnings	7,670	7,132	6,509	6,195	5,535
Accumulated other comprehensive loss	(121)	(122)	(123)	(124)	(113)
Treasury stock	—	—	—	(13)	—

Total stockholders’ equity attributable to Devon	14,277	12,551	12,167	12,061	11,639
Noncontrolling interests	201	178	174	156	140

Total equity	14,478	12,729	12,341	12,217	11,779

Total liabilities and equity	$30,263	$25,162	$24,978	$24,490	$24,241

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Cash flows from operating activities:
Net earnings	$825	$855	$609	$1,161	$920
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	794	768	722	650	651
Leasehold impairments	1	1	—	1	1
Accretion (amortization) of liabilities	2	—	—	1	(2)
Total (gains) losses on commodity derivatives	(227)	(23)	145	(324)	194
Cash settlements on commodity derivatives	61	54	24	8	(11)
Losses on asset dispositions	—	15	1	11	—
Deferred income tax expense	164	39	40	164	13
Share-based compensation	24	27	24	23	22
Other	3	—	3	(3)	(2)
Changes in assets and liabilities, net	16	(201)	170	45	(61)

Net cash from operating activities	1,663	1,535	1,738	1,737	1,725

Cash flows from investing activities:
Capital expenditures	(877)	(948)	(894)	(910)	(882)
Acquisitions of property and equipment	(3,602)	(82)	(8)	(10)	(23)
Divestitures of property and equipment	—	1	17	3	1
Grayson Mill acquired cash	147	—	—	—	—
Distributions from investments	13	11	11	8	7
Contributions to investments and other	(30)	(1)	(47)	(1)	—

Net cash from investing activities	(4,349)	(1,019)	(921)	(910)	(897)

Cash flows from financing activities:
Borrowings of long-term debt, net of issuance costs	3,219	—	—	—	—
Repayments of long-term debt	(472)	—	—	—	(242)
Repurchases of common stock	(295)	(256)	(205)	(234)	—
Dividends paid on common stock	(272)	(223)	(299)	(488)	(312)
Contributions from noncontrolling interests	20	12	12	19	10
Distributions to noncontrolling interests	(10)	(19)	(7)	(12)	(9)
Shares exchanged for tax withholdings and other	2	(9)	(42)	(1)	—

Net cash from financing activities	2,192	(495)	(541)	(716)	(553)

Effect of exchange rate changes on cash	1	(1)	(2)	3	(2)

Net change in cash, cash equivalents and restricted cash	(493)	20	274	114	273
Cash, cash equivalents and restricted cash at beginning of period	1,169	1,149	875	761	488

Cash, cash equivalents and restricted cash at end of period	$676	$1,169	$1,149	$875	$761

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$645	$1,140	$1,126	$853	$654
Restricted cash	31	29	23	22	107

Total cash, cash equivalents and restricted cash	$676	$1,169	$1,149	$875	$761

PRODUCTION

	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (MBbls/d)
Delaware Basin	227	221	208	208	215
Eagle Ford	44	46	43	43	40
Anadarko Basin	13	14	11	13	14
Williston Basin (1)	34	37	40	36	35
Powder River Basin (1)	14	13	13	13	13
Other	3	4	4	4	4

Total	335	335	319	317	321

Natural gas liquids (MBbls/d)
Delaware Basin	134	121	113	112	112
Eagle Ford	16	17	14	15	15
Anadarko Basin	29	30	26	29	27
Williston Basin (1)	13	12	10	10	9
Powder River Basin (1)	2	2	2	3	2
Other	—	—	—	—	1

Total	194	182	165	169	166

Gas (MMcf/d)
Delaware Basin	764	712	695	673	680
Eagle Ford	93	92	79	81	78
Anadarko Basin	241	244	223	225	235
Williston Basin (1)	77	71	63	61	58
Powder River Basin (1)	19	18	18	20	18
Other	—	—	1	1	1

Total	1,194	1,137	1,079	1,061	1,070

Total oil equivalent (MBoe/d)
Delaware Basin	488	461	437	433	440
Eagle Ford	75	79	70	72	68
Anadarko Basin	82	84	74	79	80
Williston Basin (1)	60	61	61	55	54
Powder River Basin (1)	19	18	18	19	19
Other	4	4	4	4	4

Total	728	707	664	662	665

(1)	Beginning with Q4 2024, the Williston Basin and Powder River Basin will be combined and presented as Rockies.

CAPITAL EXPENDITURES

(in millions)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	$495	$505	$555	$506	$503
Eagle Ford	173	180	156	194	198
Anadarko Basin	56	56	59	51	13
Williston Basin	38	38	27	55	69
Powder River Basin	51	46	43	55	45
Other	4	3	2	3	2

Total upstream capital	$817	$828	$842	$864	$830

Carbon capital	26	24	32	31	25
Midstream and Corporate	35	38	63	45	41

Capital expenditures (excluding acquisitions)	$878	$890	$937	$940	$896

Acquisitions (1)	38	81	8	11	23

Total capital	$916	$971	$945	$951	$918

(1) Q3 2024 excludes $5,045 million related to the Grayson Mill acquisition.

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS
	2024			2023

	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	75	73	76	60	64
Eagle Ford	28	28	30	26	28
Anadarko Basin	9	13	4	17	10
Williston Basin	3	6	1	—	7
Powder River Basin	5	6	3	5	4

Total	120	126	114	108	113

GROSS OPERATED WELLS TIED-IN
	2024			2023

	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	55	62	59	62	59
Eagle Ford	31	23	26	24	13
Anadarko Basin	15	26	5	4	—
Williston Basin	—	—	10	6	6
Powder River Basin	7	3	2	4	3

Total	108	114	102	100	81

NET OPERATED WELLS TIED-IN

	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	39	44	50	47	49
Eagle Ford	24	15	21	20	12
Anadarko Basin	6	14	2	1	—
Williston Basin	—	—	10	3	4
Powder River Basin	6	2	2	4	3

Total	75	75	85	75	68

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	10,500’	10,200’	10,300’	10,300’	9,700’
Eagle Ford	7,600’	6,800’	6,700’	7,900’	5,000’
Anadarko Basin	11,000’	8,700’	10,000’	12,500’	—
Williston Basin	—	—	9,600’	12,300’	12,300’
Powder River Basin	14,500’	15,500’	9,600’	9,600’	13,300’

Total	10,000’	9,300’	9,300’	9,900’	9,300’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$75.20	$80.62	$77.01	$78.48	$82.06
Natural Gas ($/Mcf) - Henry Hub	$2.15	$1.89	$2.25	$2.88	$2.54
NGL ($/Bbl) - Mont Belvieu Blended	$25.20	$26.33	$27.51	$25.52	$26.62

REALIZED PRICES

	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (Per Bbl)
Delaware Basin	$74.24	$79.62	$76.23	$77.75	$80.72
Eagle Ford	74.92	80.45	76.51	78.51	80.85
Anadarko Basin	73.13	78.36	74.91	77.09	79.86
Williston Basin	69.86	75.81	71.13	74.26	79.50
Powder River Basin	71.73	75.48	71.93	74.58	78.51

Realized price without hedges	73.74	79.10	75.40	77.32	80.48
Cash settlements	0.52	(0.15)	(0.25)	(0.34)	(0.67)

Realized price, including cash settlements	$74.26	$78.95	$75.15	$76.98	$79.81

Natural gas liquids (Per Bbl)
Delaware Basin	$19.21	$19.59	$20.55	$19.93	$20.76
Eagle Ford	24.18	23.07	23.67	22.67	23.70
Anadarko Basin	22.35	22.16	24.77	21.44	23.37
Williston Basin	4.76	5.49	6.27	2.95	4.09
Powder River Basin	27.30	30.75	32.91	28.80	29.63

Realized price without hedges	19.25	19.60	20.81	19.67	20.72
Cash settlements	0.11	0.11	(0.08)	—	—

Realized price, including cash settlements	$19.36	$19.71	$20.73	$19.67	$20.72

Gas (Per Mcf)
Delaware Basin	$0.04	$0.17	$1.19	$1.76	$1.94
Eagle Ford	1.80	1.48	1.89	2.44	2.31
Anadarko Basin	1.74	1.70	1.92	2.38	2.17
Williston Basin	N/M	N/M	N/M	N/M	N/M
Powder River Basin	1.83	1.64	2.29	2.52	2.53

Realized price without hedges	0.45	0.55	1.30	1.83	1.92
Cash settlements	0.39	0.55	0.32	0.19	0.09

Realized price, including cash settlements	$0.84	$1.10	$1.62	$2.02	$2.01

Total oil equivalent (Per Boe)
Delaware Basin	$39.85	$43.63	$43.55	$45.38	$47.68
Eagle Ford	50.89	54.03	53.81	54.64	55.71
Anadarko Basin	24.69	25.53	25.48	26.96	27.88
Williston Basin	38.96	46.32	47.37	47.77	52.64
Powder River Basin	56.34	58.99	57.60	57.99	62.21

Realized price without hedges	39.80	43.44	43.52	44.93	47.10
Cash settlements	0.91	0.85	0.39	0.14	(0.18)

Realized price, including cash settlements	$40.71	$44.29	$43.91	$45.07	$46.92

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$75.20	$80.62	$77.01	$78.48	$82.06
Natural Gas ($/Mcf) - Henry Hub	$2.15	$1.89	$2.25	$2.88	$2.54
NGL ($/Bbl) - Mont Belvieu Blended	$25.20	$26.33	$27.51	$25.52	$26.62

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin
Realized price	$39.85	$43.63	$43.55	$45.38	$47.68
Lease operating expenses	(4.69)	(5.31)	(5.54)	(5.46)	(5.03)
Gathering, processing & transportation	(2.79)	(2.89)	(2.79)	(2.75)	(2.63)
Production & property taxes	(2.99)	(3.31)	(3.16)	(3.24)	(3.48)

Field-level cash margin	$29.38	$32.12	$32.06	$33.93	$36.54

Eagle Ford
Realized price	$50.89	$54.03	$53.81	$54.64	$55.71
Lease operating expenses	(6.57)	(7.03)	(7.59)	(7.05)	(7.52)
Gathering, processing & transportation	(2.02)	(2.03)	(1.67)	(1.62)	(1.63)
Production & property taxes	(2.79)	(2.82)	(2.73)	(2.95)	(3.18)

Field-level cash margin	$39.51	$42.15	$41.82	$43.02	$43.38

Anadarko Basin
Realized price	$24.69	$25.53	$25.48	$26.96	$27.88
Lease operating expenses	(2.92)	(3.16)	(3.33)	(3.26)	(3.43)
Gathering, processing & transportation	(5.78)	(5.70)	(6.27)	(5.98)	(6.11)
Production & property taxes	(1.17)	(1.19)	(1.24)	(1.40)	(1.36)

Field-level cash margin	$14.82	$15.48	$14.64	$16.32	$16.98

Williston Basin
Realized price	$38.96	$46.32	$47.37	$47.77	$52.64
Lease operating expenses	(11.81)	(10.71)	(10.88)	(13.07)	(13.04)
Gathering, processing & transportation	(2.13)	(2.29)	(2.03)	(2.34)	(2.31)
Production & property taxes	(3.86)	(4.70)	(4.72)	(4.78)	(5.13)

Field-level cash margin	$21.16	$28.62	$29.74	$27.58	$32.16

Powder River Basin
Realized price	$56.34	$58.99	$57.60	$57.99	$62.21
Lease operating expenses	(7.71)	(9.49)	(11.66)	(8.65)	(8.45)
Gathering, processing & transportation	(2.96)	(3.07)	(3.03)	(3.17)	(3.02)
Production & property taxes	(6.79)	(6.99)	(6.91)	(6.75)	(7.45)

Field-level cash margin	$38.88	$39.44	$36.00	$39.42	$43.29

Devon - Total
Realized price	$39.80	$43.44	$43.52	$44.93	$47.10
Lease operating expenses	(5.46)	(5.95)	(6.29)	(6.25)	(6.00)
Gathering, processing & transportation	(2.98)	(3.07)	(2.98)	(2.97)	(2.91)
Production & property taxes	(2.95)	(3.23)	(3.16)	(3.24)	(3.46)

Field-level cash margin	$28.41	$31.19	$31.09	$32.47	$34.73

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on second-quarter and third-quarter 2024 earnings.

	Quarter Ended September 30, 2024
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$1,064	$825	$812	$1.30
Adjustments:
Asset and exploration impairments	1	1	1	—
Deferred tax asset valuation allowance	—	(7)	(7)	(0.01)
Fair value changes in financial instruments	(167)	(129)	(129)	(0.20)
Restructuring and transaction costs	8	6	6	0.01

Core earnings (Non-GAAP)	$906	$696	$683	$1.10

	Quarter Ended June 30, 2024
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$1,040	$855	$844	$1.34
Adjustments:
Asset dispositions	15	11	11	0.02
Asset and exploration impairments	1	1	1	—
Deferred tax asset valuation allowance	—	4	4	0.01
Fair value changes in financial instruments	32	25	25	0.04

Core earnings (Non-GAAP)	$1,088	$896	$885	$1.41

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q3 ‘24	Q2 ‘24	Q1 ‘24	Q4 ‘23	TTM	Q3 ‘23
Net earnings (GAAP)	$825	$855	$609	$1,161	$3,450	$920
Financing costs, net	88	76	76	77	317	81
Income tax expense	239	185	159	269	852	152
Exploration expenses	4	3	9	4	20	3
Depreciation, depletion and amortization	794	768	722	650	2,934	651
Asset dispositions	—	15	1	11	27	—
Share-based compensation	24	26	24	22	96	22
Derivative & financial instrument non-cash val. changes	(166)	31	169	(316)	(282)	183
Restructuring and transaction costs	8	—	—	—	8	—
Accretion on discounted liabilities and other	37	5	22	10	74	13

EBITDAX (Non-GAAP)	$1,853	$1,964	$1,791	$1,888	$7,496	$2,025

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Total debt (GAAP)	$8,884	$6,140	$6,147	$6,155	$6,162
Less:
Cash, cash equivalents and restricted cash	(676)	(1,169)	(1,149)	(875)	(761)

Net debt (Non-GAAP)	$8,208	$4,971	$4,998	$5,280	$5,401

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Net debt (Non-GAAP)	$8,208	$4,971	$4,998	$5,280	$5,401
EBITDAX (Non-GAAP) (1)	$7,496	$7,668	$7,434	$7,534	$7,776

Net debt-to-EBITDAX (Non-GAAP)	1.1	0.6	0.7	0.7	0.7

(1) EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Total operating cash flow (GAAP)	$1,663	$1,535	$1,738	$1,737	$1,725
Less capital expenditures:	(877)	(948)	(894)	(910)	(882)

Free cash flow (Non-GAAP)	$786	$587	$844	$827	$843

ADJUSTED FREE CASH FLOW

Devon is committed to returning cash flow to shareholders through dividends and share repurchases. Adjusted free cash flow is calculated as total operating cash flow before balance sheet changes less accrued capital expenditures.

	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Total operating cash flow (GAAP)	$1,663	$1,535	$1,738	$1,737	$1,725
Changes in assets and liabilities	(16)	201	(170)	(45)	61

Cash flow before balance sheet changes (Non-GAAP)	1,647	1,736	1,568	1,692	1,786
Capital expenditures (Accrued) (1)	(916)	(971)	(945)	(951)	(919)

Adjusted free cash flow (Non-GAAP)	$731	$765	$623	$741	$867

(1) Q3 2024 excludes $5,045 million related to the Grayson Mill acquisition.

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	2024			2023
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Capital expenditures (Accrued) (1)	$916	$971	$945	$951	$919
Operating cash flow	$1,663	$1,535	$1,738	$1,737	$1,725

Reinvestment rate (Non-GAAP)	55%	63%	54%	55%	53%

(1)	Q3 2024 excludes $5,045 million related to the Grayson Mill acquisition.

FOURTH-QUARTER 2024 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 4
	Low	High
Oil (MBbls/d)	382	388
Natural gas liquids (MBbls/d)	214	219
Gas (MMcf/d)	1,290	1,340

Total oil equivalent (MBoe/d)	811	830

CAPITAL EXPENDITURES GUIDANCE

	Quarter 4
(in millions)	Low	High
Upstream capital	$870	$920
Carbon capital	20	30
Midstream and other capital	25	35

Total capital	$915	$985

PRICE REALIZATIONS GUIDANCE

	Quarter 4
	Low	High
Oil - % of WTI	95%	100%
NGL - % of WTI	20%	30%
Natural gas - % of Henry Hub	20%	30%

OTHER GUIDANCE ITEMS

	Quarter 4
($ millions, except Boe and %)	Low	High
Marketing and midstream operating profit	$(20)	$(10)
LOE and GP&T per BOE	$9.20	$9.60
Production and property taxes as % of upstream sales	7.0%	8.0%
Exploration expenses	$5	$15
Depreciation, depletion and amortization	$950	$1,000
General and administrative expenses	$125	$135
Financing costs, net	$120	$130
Other expenses	$—	$5

INCOME TAX GUIDANCE

	Quarter 4
(% of pre-tax earnings)	Low	High
Current income tax rate	11%	13%
Deferred income tax rate	9%	11%

Total income tax rate	~22%

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (through 2024)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$ 50.00	$10,000,000	$2.75	$20,000,000
$ 55.00	$12,500,000	$3.00	$25,000,000
$ 60.00	$15,000,000	$3.25	$35,000,000
$ 65.00	$20,000,000	$3.50	$45,000,000

2024 & 2025 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2024	33,000	$78.38	98,000	$68.64	$83.73
Q1-Q4 2025	8,468	$71.90	26,992	$70.00	$76.58

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q4 2024	Midland Sweet	69,500	$1.17
Q4 2024	NYMEX Roll	26,000	$0.82
Q1-Q4 2025	Midland Sweet	63,000	$1.00

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q4 2024	252,000	$3.16	15,000	$3.00	$3.65
Q1-Q4 2025	220,537	$3.34	55,000	$3.00	$3.69

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q4 2024	El Paso Permian	10,000	$(1.00)
Q4 2024	Houston Ship Channel	160,000	$(0.28)
Q4 2024	WAHA	80,000	$(0.74)
Q1–Q4 2025	WAHA	50,000	$(1.04)
Q1–Q4 2025	Houston Ship Channel	170,000	$(0.36)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q4 2024	Natural Gasoline	3,000	$69.11
Q4 2024	Normal Butane	3,350	$37.58
Q4 2024	Propane	5,250	$33.01

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of September 30, 2024.

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